Management’s Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 27, 2015

As of and for the year ended December 31, 2014, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum master servicing standards set forth in the Company’s Master Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2014, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool

President, Commercial Real Estate Services

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Master Servicing Policy

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

VI.	MONITORING OF SUBSERVICER COMPLIANCE

1.	Within 120 days of the calendar year end or subservicer’s year end, the subservicer’s management assertions about compliance with minimum servicing standards, which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers, and the Independent Certified Public Accountants’ Report on management’s assertions shall be reviewed, and if material exceptions are found, appropriate corrective action will be taken.

2.	An annual certification from each subservicer stating that the subservicer is in compliance with its subservicing agreement shall be obtained for the previous calendar year.

Annual Statement as to Compliance

For the Year Ended December 31, 2014

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia as Master Servicer is in compliance with the requirements of Section 202.

Berkadia,

Mark E. McCool
President
February 20, 2015

Inv. 3 Lib. G

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 27, 2015

As of and for the year ended December 31, 2014, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum special servicing standards set forth in the Company’s Special Servicing Policy (attached in Exhibit I) which Were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2014, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool

President, Commercial Real Estate Services

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Special Servicing Policy

I.	RECORDKEEPING

Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor.

II.	INSURANCE

A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

Annual Statement as to Compliance

For the Year Ended December 31, 2014

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

(i)	A review of the activities and performance of Berkadia as Special Servicer during the period under this Servicing Agreement, has been made under my supervision, and, to the best of my knowledge, based on such review, Berkadia as Special Servicer, has fulfilled in all material respects, all of its duties, responsibilities, or obligations under this Servicing Agreement throughout the period.

(ii)	I confirm that Berkadia Special Servicer is in compliance with the requirements of Section 2.02 hereof.

Berkadia,

Mark E. McCool
President
February 20, 2015

Inv. 003 Lib. G

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of December 01, 2014 through December 31, 2014

Collections:
Principal Payments	303,412.96
Interest Payments	52,589.24

Total Principal and Interest Collections	356,002.20

Payments and Reversals Posted to Suspense	—

Total Collections	356,002.20

Less: Servicing Fees (not withheld from remittances)	(1,180.13)

Net Collections	354,822.07

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of December 01, 2014 through December 31, 2014

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
12012014	30101601	AUBURN UNIVER	125,000.00	9,975.00	134,975.00	665,000.00	249.38
12012014	30119903	MISSISSIPPI S	80,000.00	9,150.00	89,150.00	610,000.00	228.75
12012014	30127402	ST MARY’S COL	11,000.00	2,130.00	13,130.00	142,000.00	53.25
12012014	30137901	VINCENNES UNI	—	25,950.00	25,950.00	1,730,000.00	648.75
							—
							—
							—
		TOTALS:	216,000.00	47,205.00	263,205.00	3,147,000.00	1,180.13

							1,180.13	Service Fees due

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of December 01, 2014 through December 31, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of December 01, 2014 through December 31, 2014

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of December 31, 2014

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
30101601	AUBURN UNIVERSITY	3	540,000.00	12012018
30101701	AZUSA PACIFIC UNIVERSITY	3.75	17,000.00	4012015
30102803	BETHANY COLLEGE —HALL BOND 1967	3	60,000.00	11012017
30104201	TRUST SERVICES DIVISION	3	793,000.00	11012019
30106904	COLLEGE OF SANTA FE	3	139,000.00	10012018
30108202	DAEMEN COLLEGE(ROSARY HILL COLLEGE)	3	90,000.00	4012016
30110101	ELIZABETH CITY STATE UNIVERSITY	3	75,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	340,000.00	11012017
30112002	GEORGE FOX COLLEGE	3	192,457.71	7012018
30112301	GEORGETOWN UNIVERSITY	3	985,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	2,640,000.00	11012020
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	271,536.17	1012017
30116201	LASSEN JUNIOR COLLEGE	3	154,000.00	4012020
30117403	LYCOMING COLLEGE	3.75	24,999.99	5012015
30117501	LYNCHBURG COLLEGE	3.75	18,000.00	5012015
30117502	LYNCHBURG COLLEGE	3	155,000.00	5012018
30117801	MARIAN COLLEGE OF FOND DU LAC	3	80,000.00	10012016
30118401	MARYMOUNT UNIVERSITY	3	90,000.00	5012016
30119801	MILLSAPS COLLEGE	3	224,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	530,000.00	12012020
30123401	PAINE COLLEGE	3	133,999.99	10012016
30123701	UNIVERSITY OF THE ARTS	3	986,173.94	1012022
30125506	RIDER COLLEGE	3	87,000.00	5012017
30127402	ST MARY’S SCHOOL	3	131,000.00	6012020
30129101	SIMPSON COLLEGE—BOND 1966	3	46,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	480,000.00	4012019
30136801	UNIVERSITY OF ST THOMAS	3	200,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	360,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,730,000.00	6012023
30140502	WITTENBERG UNIVERSITY	3	60,000.00	5012015
30140503	WITTENBERG UNIVERSITY	3	48,000.00	11012017
	TOTALS:		11,681,167.80

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of December 31, 2014

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of 12/31/14
TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of December 31, 2014

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for December 2014

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
20141201	12012014	30101601	AUBURN UNIVERSITY	125,000.00	9,975.00	134,975.00	665,000.00	125,000.00	9,975.00	—	134,975.00
20141201	12012014	30119903	MISSISSIPPI STATE UNIVERSITY	80,000.00	9,150.00	89,150.00	610,000.00	80,000.00	9,150.00	—	89,150.00
20141201	12012014	30127402	ST MARY’S SCHOOL	11,000.00	2,130.00	13,130.00	142,000.00	11,000.00	2,130.00	—	13,130.00
20141201	12012014	30137901	VINCENNES UNIVERSITY	—	25,950.00	25,950.00	1,730,000.00	—	25,950.00	—	25,950.00
System Credits 12/1												263,205.00
System Debits 12/1												—
Bank Credit 12/1
Bank Debit 12/1
Bank Debit 12/1
Trustee Wire 12/1
20141231	1012015	30114802	INTER-AMERICAN UNIV. OF PUERTO RICO					87,412.96	5,384.24	—	92,797.20
											—
											—
System Credits 12/31												92,797.20
System Debits 12/31												—
Bank Credit 12/2													263,205.00
Bank Debit 12/2 (overdraft funding recovery)															0.02
Bank Debit 12/2 (inspection fees)															135.00
Trustee Wire 12/2														263,069.98

			TOTALS:	216,000.00	47,205.00	263,205.00	3,147,000.00	303,412.96	52,589.24	—	356,002.20	356,002.20	263,205.00	263,069.98	135.02

Loans Due in Current Period and Paid in Prior Period:
			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:
			TOTALS:	—	—	—	—

			GRAND TOTAL:	216,000.00	47,205.00	263,205.00	3,147,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-14

Total System Credits @ 12/31		356,002.20

Total Bank Credits @ 12/31		263,205.00

	in transit wire
	in transit credit
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	Direct to Lender payments
	overdraft funding
	overdraft funding
12/31/2014	in transit	92,797.20
		356,002.20

Adjusted Bank Credits:		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-14

Total Bank Credits @ 12/31		263,205.00

Total Debits to Trustee @ 12/31		263,069.98

	Service Fees
12/2/2014	Inspection Fees	135.00
	Trust Expense
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	overdraft funding repay
	funds movement adjustment
	payment reversal
	funds movement adjustment
12/2/2014	overdraft funding repay	0.02
Adjusted Debits to Trustee		263,205.00

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of January 01, 2015 through January 31, 2015

Collections:
Principal Payments	71,285.96
Interest Payments	16,926.04

Total Principal and Interest Collections	88,212.00

Payments and Reversals Posted to Suspense	—

Total Collections	88,212.00

Less: Servicing Fees (not withheld from remittances)	(593.85)

Net Collections	87,618.15

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of January 01, 2015 through January 31, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
01012015	30112002	GEORGE FOX CO	12,170.37	1,443.43	13,613.80	192,457.71	72.17
01012015	30114802	INTER AMERICA	87,412.96	5,384.24	92,797.20	358,949.13	134.61
01012015	30123701	PHILADELPHIA	59,115.59	14,792.61	73,908.20	986,173.94	369.82
01012015	30129101	SIMPSON COLLE	—	690.00	690.00	46,000.00	17.25
							—
							—
							—
		TOTALS:	158,698.92	22,310.28	181,009.20	1,583,580.78	593.85

							593.85	Service Fees due

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of January 01, 2015 through January 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of January 01, 2015 through January 31, 2015

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of January 31, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
30101601	AUBURN UNIVERSITY	3	540,000.00	12012018
30101701	AZUSA PACIFIC UNIVERSITY	3.75	17,000.00	4012015
30102803	BETHANY COLLEGE—HALL BOND 1967	3	60,000.00	11012017
30104201	TRUST SERVICES DIVISION	3	793,000.00	11012019
30106904	COLLEGE OF SANTA FE	3	139,000.00	10012018
30108202	DAEMEN COLLEGE(ROSARY HILL COLLEGE)	3	90,000.00	4012016
30110101	ELIZABETH CITY STATE UNIVERSITY	3	75,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	340,000.00	11012017
30112002	GEORGE FOX COLLEGE	3	180,287.30	7012018
30112301	GEORGETOWN UNIVERSITY	3	985,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	2,640,000.00	11012020
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	271,536.20	1012017
30116201	LASSEN JUNIOR COLLEGE	3	154,000.00	4012020
30117403	LYCOMING COLLEGE	3.75	24,999.99	5012015
30117501	LYNCHBURG COLLEGE	3.75	18,000.00	5012015
30117502	LYNCHBURG COLLEGE	3	155,000.00	5012018
30117801	MARIAN COLLEGE OF FOND DU LAC	3	80,000.00	10012016
30118401	MARYMOUNT UNIVERSITY	3	90,000.00	5012016
30119801	MILLSAPS COLLEGE	3	224,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	530,000.00	12012020
30123401	PAINE COLLEGE	3	134,000.00	10012016
30123701	UNIVERSITY OF THE ARTS	3	927,058.40	1012022
30125506	RIDER COLLEGE	3	87,000.00	5012017
30127402	ST MARY’S SCHOOL	3	131,000.00	6012020
30129101	SIMPSON COLLEGE—BOND 1966	3	46,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	480,000.00	4012019
30136801	UNIVERSITY OF ST THOMAS	3	200,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	360,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,730,000.00	6012023
30140502	WITTENBERG UNIVERSITY	3	60,000.00	5012015
30140503	WITTENBERG UNIVERSITY	3	48,000.00	11012017
	TOTALS:		11,609,881.89

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of January 31, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of 01/31/15
TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of January 31, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for January 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
20140102	1012014	30129101	SIMPSON COLLEGE - BOND 1966	—	690.00	690.00	46,000.00	—	690.00	—	690.00
											—
											—
											—
System Credits 1/2												690.00
System Debits 1/2												—
Bank Credit 1/2													92,797.20
Bank Debit 1/2 (service fees)															2,610.17
Bank Debit 1/2
Trustee Wire 1/2														90,187.03
20150105	1012015	30112002	GEORGE FOX COLLEGE	12,170.37	1,443.43	13,613.80	192,457.71	12,170.37	1,443.43	—	13,613.80
20150105	1012015	30123701	UNIVERSITY OF THE ARTS	59,115.59	14,792.61	73,908.20	986,173.94	59,115.59	14,792.61	—	73,908.20
											—
System Credits 1/5												87,522.00
System Debits 1/5												—
Bank Credit 1/5													690.00
Bank Debit 1/5
Bank Debit 1/5
Trustee Wire 1/5														690.00
											—
											—
System Credits 1/6												—
System Debits 1/6												—
Bank Credit 1/6													87,522.00
Bank Debit 1/6
Bank Debit 1/6
Trustee Wire 1/6														87,522.00

			TOTALS:	71,285.96	16,926.04	88,212.00	1,224,631.65	71,285.96	16,926.04	—	88,212.00	88,212.00	181,009.20	178,399.03	2,610.17

Loans Due in Current Period and Paid in Prior Period:
	1012015	30114802	INTER AMERICA	87,412.96	5,384.24	92,797.20	358,949.13
			TOTALS:	87,412.96	5,384.24	92,797.20	358,949.13

Loans Due in Current Period Not Yet Paid:
			TOTALS:	—	—	—	—

			GRAND TOTAL:	158,698.92	22,310.28	181,009.20	1,583,580.78

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-15

Total System Credits @ 1/31		88,212.00

Total Bank Credits @ 1/31		181,009.20

12/31/2014	in transit wire	(92,797.20)
	in transit credit
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	funds movement adjustment
	Direct to Lender payments
	overdraft funding
	overdraft funding
	in transit
		88,212.00

Adjusted Bank Credits:		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-15

Total Bank Credits @ 1/31		181,009.20

Total Debits to Trustee @ 1/31		178,399.03

1/2/2015	Service Fees	2,610.17
	Inspection Fees
	Trust Expense
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	overdraft funding repay
	funds movement adjustment
	payment reversal
	funds movement adjustment
	overdraft funding repay
Adjusted Debits to Trustee		181,009.20

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of February 01, 2015 through February 28, 2015

Collections:
Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of February 01, 2015 through February 28, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
no data for February							—
—
—
		TOTALS:	—	—	—	—	—

							—	Service Fees due

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of February 01, 2015 through February 28, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of February 01, 2015 through February 28, 2015

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of February 28, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
30101601	AUBURN UNIVERSITY	3	540,000.00	12012018
30101701	AZUSA PACIFIC UNIVERSITY	3.75	17,000.00	4012015
30102803	BETHANY COLLEGE - HALL BOND 1967	3	60,000.00	11012017
30104201	TRUST SERVICES DIVISION	3	793,000.00	11012019
30106904	COLLEGE OF SANTA FE	3	139,000.00	10012018
30108202	DAEMEN COLLEGE(ROSARY HILL COLLEGE)	3	90,000.00	4012016
30110101	ELIZABETH CITY STATE UNIVERSITY	3	75,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	340,000.00	11012017
30112002	GEORGE FOX COLLEGE	3	180,287.34	7012018
30112301	GEORGETOWN UNIVERSITY	3	985,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	2,640,000.00	11012020
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	271,536.17	1012017
30116201	LASSEN JUNIOR COLLEGE	3	154,000.00	4012020
30117403	LYCOMING COLLEGE	3.75	24,999.99	5012015
30117501	LYNCHBURG COLLEGE	3.75	18,000.00	5012015
30117502	LYNCHBURG COLLEGE	3	155,000.00	5012018
30117801	MARIAN COLLEGE OF FOND DU LAC	3	80,000.00	10012016
30118401	MARYMOUNT UNIVERSITY	3	90,000.00	5012016
30119801	MILLSAPS COLLEGE	3	224,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	530,000.00	12012020
30123401	PAINE COLLEGE	3	133,999.99	10012016
30123701	UNIVERSITY OF THE ARTS	3	927,058.35	1012022
30125506	RIDER COLLEGE	3	87,000.00	5012017
30127402	ST MARY’S SCHOOL	3	131,000.00	6012020
30129101	SIMPSON COLLEGE - BOND 1966	3	46,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	480,000.00	4012019
30136801	UNIVERSITY OF ST THOMAS	3	200,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	360,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,730,000.00	6012023
30140502	WITTENBERG UNIVERSITY	3	60,000.00	5012015
30140503	WITTENBERG UNIVERSITY	3	48,000.00	11012017
	TOTALS:		11,609,881.84

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of February 28, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
no delinquencies as of 02/28/15
TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of February 28, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for February 2015

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
no data for February											—
—
System Credits 2/2												—

System Debits 2/2												—

Bank Credit 2/2
Bank Debit 2/2 (service fees)
Bank Debit 2/2
Trustee Wire 2/2

TOTALS:				—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:
TOTALS:				—	—	—	—

Loans Due in Current Period Not Yet Paid:
TOTALS:				—	—	—	—

GRAND TOTAL:				—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-15

Total System Credits @ 2/28	—

Total Bank Credits @ 2/28	—

in transit wire
in transit credit
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
funds movement adjustment
funds movement adjustment
funds movement adjustment
funds movement adjustment
Direct to Lender payments
overdraft funding
overdraft funding
in transit
—

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-15

Total Bank Credits @ 2/28	—

Total Debits to Trustee @ 2/28	—

Service Fees
Inspection Fees
Trust Expense
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
overdraft funding repay
funds movement adjustment
payment reversal
funds movement adjustment
overdraft funding repay
Adjusted Debits to Trustee	—

—